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GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA 23230

Ladies and Gentlemen:

I hereby consent to the use of my name under the caption "Legal Matters" in the Statement of Additional Information contained in the Post-Effective Amendment to the Registration Statement on filed Form N- 6 (SEC File Numbers 333-111208, 333-41031, 333-82311, 333-111440, 033-09651, 333-32071, 333-40820, 333-72572 and
333-111213) filed by GE Life and Annuity Assurance Company and GE Life & Annuity Separate Account II with the Securities and Exchange Commission.

Sincerely,


/s/ Heather Harker
-------------------------------------
Heather Harker
Vice President and
Associate General Counsel

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            Consent of Independent Registered Public Accounting Firm

The Board of Directors
GE Life and Annuity Assurance Company
     and
Policy Owners
GE Life & Annuity Separate Account II:

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the Statement of Additional Information.

Our reports on the consolidated financial statements and schedule of GE Life and Annuity Assurance Company and subsidiary dated February 12, 2005, refer to a change in accounting for certain nontraditional long-duration contracts and for separate accounts in 2004 and goodwill and other intangible assets in 2002.


                                        /s/ KPMG LLP

Richmond, Virginia
April 27, 2005

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GE Life and Annuity Assurance Company
6610 West Broad Street
Richmond, VA 23230

Ladies and Gentlemen:

I hereby consent to the use of my name under the caption "Actuarial Matters" in the Statement of Additional Information contained in the Post-Effective Amendment to the Registration Statements filed on Form N- 6 (SEC File Numbers 333-111208, 333-41031, 333-82311, 333-111440, 033-09651, 333-32071, 333-40820,
333-72572 and 333-111213) filed by GE Life and Annuity Assurance Company and GE Life & Annuity Separate Account II with the Securities and Exchange Commission.

Sincerely,


/s/ Paul A. Haley
-------------------------------------
Paul A. Haley
Senior Vice President
and Chief Actuary